UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 17, 2006


                              ATC HEALTHCARE, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       0-11380                11-2650500
--------------------------------        -----------             ------------
(State or other jurisdiction            (Commission           (I.R.S. Employer
of incorporation or organization)       file number)         Identification No.)


1983 Marcus Avenue, Lake Success, New York                         1042
------------------------------------------                         ----
(Address of principal executive offices)                        (Zip Code)

                                 (516) 750-1600
                                 --------------
              (Registrant's telephone number, including area code)

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Item 2.02.  Results of Operations and Financial Condition.

            On July 17, 2006, ATC Healthcare, Inc. issued a press release announcing its unaudited financial results for the three months ended May 31, 2006. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

            The information in this Current Report on Form 8-K and in the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

               (d)    Exhibits

               Exhibit No.       Description

                 99.1            Press release dated July 17, 2006

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 17, 2006                                    ATC HEALTHCARE, INC.

                                                        By:   /s/ David Savitsky
                                                          ----------------------

                                                        David Savitsky
                                                        Chief Executive Officer